SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 17, 1997


                      Banc One Auto Grantor Trust 1997 - A
                    (Issuer with report to the Certificates)

                              Bank One, Texas, N.A.
             (Exact name of registrant as specified in its charter)



                                  United States
                  (State or other jurisdiction of organization)



        333-25951                                            75-2270994
(Commission File Number)                              (Registrant IRS Employer
                                                       Identification Number)



            c/o Bank One, Texas, N.A., as Servicer, 1717 Main Street,
                     Attn: Jeff Stewart, Dallas, Texas 75201
               (Address of Principal Executive Offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (214) 290-7437

Item 5.     Other Events

            On October 17, 1997, Banc One Auto Grantor Trust 1997-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A 6.27% Asset Backed Certificates and Class B 6.40% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Statement and certain additional information, was distributed to the Certificateholders of record.

            This Current Report on Form 8-K is being filed in accordance with a no-action letter dated August 16, 1995 issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to Bank One, Texas, N.A., as originator and servicer of Banc One Auto Trust 1995-A. Consistent with such no-action letter, the Trust is hereby filing the Monthly Statement and certain additional information reflecting the Trust's activities for the Interest Period from September 22, 1997 through October 17, 1997 and for the Collection Period from September 1, 1997 through September 30, 1997.

Item 7.     Exhibits

            See page 4 for Exhibit Index

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BANC ONE AUTO GRANTOR TRUST 1997-A

                                     By: Bank One, Texas, N.A., as Servicer on
                                     ............ behalf of the Trust


Date: October 16, 1997               By: /s/ John Jaeger
      ------------------------           --------------------------------------
                                     Name: John Jaeger
                                           ------------------------------------

                                     Title: Assistant Vice President
                                            -----------------------------------

                                 EXHIBIT INDEX


Exhibit    Description                                                      Page
-------    -----------                                                      ----

99.1       Monthly Statement and Additional Information..................   5-13